Supplement Dated December 19, 2011

to the Statutory Prospectus of the

Timothy Plan Family of Funds

Dated January 31, 2011

The Summary/Statutory Prospectus of the Timothy Plan Family of Funds, dated January 31, 2011, is amended as follows:

Effective immediately, the Timothy Plan Money Market Fund (the “Fund”) is closed to new investors.

At a meeting of the Fund's Board of Trustees, held on November 18, 2011, Timothy Partners, Ltd. (“TPL”), investment adviser to the Fund, proposed that the Board approve the Fund's closure.  TPL presented information to the Board demonstrating that the Fund, due to a number of factors, was not economically viable and was unlikely to become so in the foreseeable future.  After careful consideration, the Board agreed with TPL's assessment and unanimously voted to close the  fund, wind up its affairs, and distribute its remaining assets to all Fund shareholders.

Accordingly, the Fund will close as of the close of business on February 29, 2012.

ALL PORTIONS OF THE STATUTORY PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER  SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.